                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints MALLARY L. REZNIK and MANDA GHAFERI, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY serves as Depositor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws;
(iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

--------------------------------------------------------------------------------
Registrant Name                                     File Nos.
--------------------------------------------------------------------------------
VARIABLE SEPARATE ACCOUNT                           002-86837  / 811-03859
                                                    033-47473  / 811-03859
                                                    333-25473  / 811-03859
                                                    333-55740  / 811-03859
                                                    333-58234  / 811-03859
                                                    333-65118  / 811-03859
                                                    333-58314  / 811-03859
                                                    333-66114  / 811-03859
                                                    333-91860  / 811-03859
                                                    333-102906 / 811-03859
                                                    333-134869 / 811-03859
                                                    333-137895 / 811-03859
                                                    333-137887 / 811-03859
                                                    333-137892 / 811-03859
                                                    333-137867 / 811-03859
                                                    333-147006 / 811-03859
                                                    333-144000 / 811-03859
                                                    333-157199 / 811-03859
                                                    333-137873 / 811-03859
                                                    333-172003 / 811-03859
--------------------------------------------------------------------------------
VARIABLE ANNUITY ACCOUNT ONE                        033-32569  / 811-04296
--------------------------------------------------------------------------------
VARIABLE ANNUITY ACCOUNT TWO                        033-81472  / 811-08626
--------------------------------------------------------------------------------
VARIABLE ANNUITY ACCOUNT FOUR                       033-86642  / 811-08874
--------------------------------------------------------------------------------
VARIABLE ANNUITY ACCOUNT FIVE                       333-08859  / 811-07727
                                                    333-67685  / 811-07727
                                                    333-66106  / 811-07727
                                                    333-64338  / 811-07727
                                                    333-92396  / 811-07727
                                                    333-134870 / 811-07727
                                                    333-137827 / 811-07727
                                                    333-147676 / 811-07727
                                                    333-137864 / 811-07727
                                                    333-137860 / 811-07727
                                                    333-147007 / 811-07727
                                                    333-137866 / 811-07727
--------------------------------------------------------------------------------
VARIABLE ANNUITY ACCOUNT SEVEN                      333-63511  / 811-09003
                                                    333-65965  / 811-09003
                                                    333-137862 / 811-09003
                                                    333-137882 / 811-09003
                                                    333-172054 / 811-09003
--------------------------------------------------------------------------------

                                POWER OF ATTORNEY

--------------------------------------------------------------------------------
Registrant Name                                     File Nos.
--------------------------------------------------------------------------------
VARIABLE ANNUITY ACCOUNT NINE                       333-90328 / 811-21096
                                                    333-90324 / 811-21096
                                                    333-88414 / 811-21096
                                                    333-89468 / 811-21096

--------------------------------------------------------------------------------


/S/ JANA W. GREER                   Director , President &         April 15, 2011
---------------------------         Chief Executive Officer
JANA W. GREER                    (Principal Executive Officer)

/S/ MICHAEL J. AKERS                       Director                April 13, 2011
---------------------------
MICHAEL J. AKERS

/S/ N. SCOTT GILLIS            Director, Senior Vice President &   April 13, 2011
---------------------------         Chief Financial Officer
N. SCOTT GILLIS                  (Principal Financial Officer)

/S/ ROGER E. HAHN                          Director                April 8, 2011
---------------------------
ROGER E. HAHN

/S/ WILLIAM J. KANE                        Director                April 14, 2011
---------------------------
WILLIAM J. KANE

/S/ SCOTT H. RICHLAND                      Director                April 19, 2011
---------------------------
SCOTT H. RICHLAND

/S/ STEWART R. POLAKOV              Senior Vice President &        April 19, 2011
---------------------------               Controller
STEWART R. POLAKOV              (Principal Accounting Officer)